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Exhibit 10.1

U.S. PURCHASE AGREEMENT

Dated September 15, 2005

among

MOLSON COORS CAPITAL FINANCE ULC

(Fully and Unconditionally Guaranteed by Molson Coors Brewing Company and certain subsidiaries of Molson Coors Brewing Company)

and

J.P. MORGAN SECURITIES INC.

and

MORGAN STANLEY & CO. INCORPORATED

MOLSON COORS CAPITAL FINANCE ULC
$300,000,000 4.85% Senior Notes due 2010
Purchase Agreement

J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Dear Ladies and Gentlemen:

        Molson Coors Capital Finance ULC, a Nova Scotia unlimited liability company (the "Issuer"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the "Initial Purchasers") $300,000,000 principal amount of its 4.85% Senior Notes due 2010 (the "Securities") to be guaranteed on a senior unsecured basis by Molson Coors Brewing Company, a Delaware corporation (the "Parent") and by each of the subsidiaries listed on Schedule II hereto and such other subsidiaries as may be required from time to time pursuant to the Indenture (collectively, the "Subsidiary Guarantors" and, with the Parent, the "Guarantors"). The Securities are to be issued pursuant to the provisions of an indenture to be dated as of September 22, 2005 (the "Indenture") among the Issuer, the Guarantors and The Canada Trust Company and TD Banknorth, National Association as co-trustees (collectively, the "Trustee").

        The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

        The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the Closing Date (as defined in Section 4) between the Issuer, the Guarantors and the Initial Purchasers (the "Registration Rights Agreement").

        In connection with the sale of the Securities, the Issuer and the Parent have prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Parent. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein with respect to a Memorandum shall include all documents incorporated or deemed incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the date of such Memorandum but on or prior to the date that is the later of the Closing Date (as defined in Section 4) and the date on which all of the Securities shall have been sold by the Initial Purchasers.

        1.     Representations and Warranties. Each of the Issuer and the Guarantors represents and warrants, and agrees with you that:

          (a)   Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in either Memorandum complied or will comply, as the case may be, when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder.

          (b)   The Preliminary Memorandum, as of its date and as of the date of any supplement or amendment thereto, does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales, as of its date and as of the date of any supplement or amendment thereto and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in either Memorandum based upon information relating to any Initial Purchasers and their expected actions in connection with the offering contemplated by the Memorandum, that is furnished to the Issuer in writing by such Initial Purchasers through you expressly for use therein.

          (c)   Each of the Issuer and the Parent has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Issuer, the Parent and their subsidiaries taken as a whole (a "Material Adverse Effect"), or on the performance of the Issuer and the Guarantors of their respective obligations under the Securities.

          (d)   Each Subsidiary Guarantor has been duly organized, is validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization, has all requisite power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing (to the extent such concept is applicable) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; with respect to each of the Subsidiary Guarantors that is a corporation, all of the issued shares of capital stock of each such Subsidiary Guarantor have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Parent, free and clear of all liens, encumbrances, equities or claims and with respect to each of the Subsidiary Guarantors that is a limited liability partnership, all partnership interests are owned directly or indirectly by the Parent, free and clear of all liens, encumbrances, equities or claims.

          (e)   The financial statements and the related notes thereto included or incorporated by reference in the Preliminary Memorandum and the Final Memorandum comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Parent and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included or incorporated by reference in the Preliminary Memorandum and the Final Memorandum has been derived from the accounting records of the Parent and its subsidiaries and presents fairly the information shown thereby.

          (f)    This Agreement has been duly authorized, executed and delivered by the Issuer and the Guarantors.

          (g)   The Securities have been duly authorized by the Issuer and the Guarantors and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Issuer and the Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

          (h)   On the Closing Date, the Exchange Securities (as defined in the Registration Rights Agreement), including the related guarantees, will have been duly authorized by the Issuer and the

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  Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer, as issuer, and the Guarantors, as guarantors, enforceable against the Issuer and the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

          (i)    The obligations under the Indenture will be guaranteed by the Guarantors and the Indenture will be duly authorized by the Issuer and the Guarantors and, when executed and delivered by the Issuer and the Guarantors, the Indenture will be a valid and binding agreement of the Issuer and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

          (j)    The Registration Rights Agreement has been duly authorized, and as of the Closing Date, will be duly executed and delivered by, and will be a valid and binding agreement of, the Issuer and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement that may be limited under applicable law.

          (k)   The execution and delivery by the Issuer and the Guarantors of, and the performance by the Issuer and the Guarantors of their respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene (i) any agreement or other instrument binding upon the Issuer or the Guarantors or any of their subsidiaries that is material to the Issuer and the Guarantors and their subsidiaries, taken as a whole, or any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Issuer and the Guarantors, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer, the Guarantors or any of their subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer and the Guarantors of their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and (y) by Federal and state securities laws with respect to the Issuer's and the Guarantors' obligations under the Registration Rights Agreement.

          (l)    There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer, the Guarantors and any of their subsidiaries, taken as a whole, from that set forth in the Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (m)  There are no legal or governmental proceedings pending or, to the knowledge of the Issuer and the Guarantors, threatened to which the Issuer, the Guarantors or any of their subsidiaries is a party or to which any of the properties of the Issuer, the Guarantors or any of their subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a Material Adverse Effect or affect the power or ability of the Issuer and the Guarantors to perform their obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Memorandum.

          (n)   The Issuer, the Guarantors and their subsidiaries (i) are in compliance with all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or

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  contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

          (o)   There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (p)   The Issuer and the Guarantors are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum, will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and the Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

          (q)   None of the Issuer, the Guarantors or any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Issuer or the Guarantors have directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (r)   Assuming that the representations and warranties of the Initial Purchasers in Section 7 are true, correct and complete and further assuming compliance by the Initial Purchasers with their covenants in Section 7, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to (i) register the Securities under the Securities Act or (ii) to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (s)   PricewaterhouseCoopers LLP, who have certified certain financial statements of the Parent and its subsidiaries and Molson Inc. and its subsidiaries, are independent public accountants with respect to the Parent and its subsidiaries and Molson Inc. and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

          (t)    The Issuer, the Guarantors and their subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all real property, and have good marketable title to, or have valid rights to lease or otherwise use, all personal property, in each case, which is material to the business of the Issuer and the Guarantors, in each case free and clear of all liens, encumbrances and defects except such as are described in the Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuer, the Guarantors and their subsidiaries except where failure to have such title would have a Material Adverse Effect, and any real property, sites and buildings held under lease by the Issuer, the Guarantors or their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect, in each case except as described in a Memorandum.

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          (u)   The Issuer, the Guarantors and their subsidiaries have complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (v)   The Issuer and the Guarantors own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses with such exceptions as would not have a Material Adverse Effect; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others.

          (w)  Neither the Issuer nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

          (x)   No registration, filing or recording of the Indenture under the laws of Canada or the laws of any province thereof is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities or the Exchange Securities issued thereunder.

        2.     Agreements to Sell and Purchase. The Issuer hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 99.396% of the principal amount thereof (the "Purchase Price") plus accrued interest, if any, from September 22, 2005 to the Closing Date. The parties agree that as consideration for the services of the Initial Purchasers in connection with the sale of Securities, the difference between the price at the which the Securities are being offered to the public, being 99.996% of the principal amount thereof, and the Purchase Price shall constitute payment by the Issuer of an underwriting fee to the Initial Purchasers (and for greater certainty no separate payment of an underwriting fee is required).

        The Issuer and each of the Guarantors hereby agree that, without the prior written consent of J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers, they will not, during the period ending 60 days after the date of the Final Memorandum, offer, sell, contract to sell or otherwise dispose of any debt of the Issuer or the Guarantors, or warrants to purchase debt or securities convertible or exchangeable into debt, of the Issuer or the Guarantors substantially similar to the Securities, which for greater certainty does not include commercial paper (other than the sale of the Securities under this Agreement and under a concurrent offering of Canadian dollar denominated notes by the Issuer on or about the date hereof as contemplated in the Final Memorandum.)

        The Issuer and each of the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm's length contractual counterparty to the Issuer and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuer, the Guarantors or any other person. Additionally, no Initial Purchaser is advising the Issuer, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuer and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Issuer or any Guarantor with respect thereto. Any review by the Initial Purchasers of the Issuer, the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will

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be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Issuer or any Guarantor.

        3.     Terms of Offering. You have advised the Issuer that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in this Agreement and the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

        4.     Payment and Delivery. Payment for the Securities shall be made to the Issuer in Federal or other immediately available funds to an account designated by the Issuer against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on September 22, 2005, or at such other date and time as shall be mutually agreed upon by the Issuer, the Parent and you. The time and date of such payment is hereinafter referred to as the "Closing Date."

        Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor.

        5.     Conditions to the Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

          (a)   Subsequent to the execution and delivery of this Agreement and prior to (and including) the Closing Date:

            (i)    there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Issuer or Guarantors' securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

            (ii)   there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer, the Guarantors and their subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Final Memorandum.

          (b)   The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Parent, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Issuer and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that each of the Issuer and the Guarantors has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

        The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c)   The Initial Purchasers shall have received on the Closing Date an opinion of Kirkland & Ellis LLP, outside United States counsel for the Issuer and the Guarantors, dated the Closing Date substantially in the form of Exhibit A hereto.

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          (d)   The Initial Purchasers shall have received on the Closing Date an opinion of Annita M. Menogan, Esq., Deputy General Counsel to the Parent, dated the Closing Date substantially in the form of Exhibit B hereto.

          (e)   The Initial Purchasers shall have received on the Closing Date an opinion of Stewart McKelvey Stirling Scales, Nova Scotia counsel for the Issuer, dated the Closing Date substantially in the form of Exhibit C hereto.

          (f)    The Initial Purchasers shall have received on the Closing Date an opinion of Osler, Hoskin & Harcourt LLP, Canadian counsel for the Issuer and the Guarantors, dated the Closing Date substantially in the form of Exhibit D hereto.

          (g)   The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated the Closing Date, with respect to such matters as J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated may reasonably request, and such counsel shall have received such documents and information as they may reasonably request for them to pass upon such matters.

          (h)   The Initial Purchasers shall have received on the Closing Date and opinion of Davies Ward Phillips & Vineberg LLP, Canadian counsel to the Initial Purchasers, dated the Closing Date with respect to such matters as J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated may reasonably request, and such counsel shall have received such documents and information as they may reasonably request for them to pass on such matters.

        The opinions of Kirkland & Ellis LLP, Annita M. Menogan, Esq., Stewart McKelvey Stirling Scales and Osler, Hoskin & Harcourt LLP described in Section 5(c) to 5(f) above shall be rendered to the Initial Purchasers at the request of the Parent and shall so state therein.

          (i)    The Initial Purchasers shall have received on each of the date hereof and the Closing Date letters, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers and PricewaterhouseCoopers LLP, from PricewaterhouseCoopers LLP, independent public accountants to the Parent and its subsidiaries and Molson Inc. and its subsidiaries, containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements, pro forma financial statements and certain financial information contained in, and incorporated by reference into, the Final Memorandum; provided, however, that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (j)    The Issuer, the Guarantors and the Initial Purchasers shall have entered into a Registration Rights Agreement, dated the Closing Date substantially in the form of Exhibit E hereto.

          (k)   No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, foreign or provincial governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any United States federal, state or Canadian federal or provincial court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

          (l)    The Initial Purchasers shall have received such other documents and certificates as are reasonably requested by you or your counsel.

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        6.     Covenants of the Issuer and the Guarantors. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, each of the Issuer and the Guarantors covenants with each Initial Purchaser as follows:

          (a)   To furnish to you in New York City, without charge, prior to 10:00 am. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum as you may reasonably request.

          (b)   Before amending or supplementing either Memorandum at any time prior to the 60th day following the Closing Date, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

          (c)   If, during the period referred to in Section 6(b) above, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

          (d)   To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualifications in effect so long as is required for the distribution of the Securities during the period referred to in 6(b) above.

          (e)   To make generally available to the Issuer's and the Guarantors' security holders and to you as soon as practicable an earnings statement of the Parent and its subsidiaries that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f)    Not to, nor to permit any Affiliate controlled by them to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

          (g)   Not to, nor to permit any Affiliate controlled by them to, solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (h)   While any of the Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of the Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Issuer is then subject to Section 13 or 15(d) of the Exchange Act.

          (i)    During the period of two years after the Closing Date, not to, and not to permit any of their Affiliates to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

          (j)    The Issuer and the Parent will apply the net proceeds from the sale of the Securities as described in the Final Memorandum under the heading "Use of Proceeds".

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        7.     Offering of Securities; Restrictions on Transfer.

          (a)   Each Initial Purchaser, severally and not jointly, represents and warrants to the Issuer and the Guarantors that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Issuer that (i) it will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for the Securities only from, and will offer the Securities only to, persons that it reasonably believes to be QIBs, other than QIBs in Canada, that in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions".

          (b)   Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with the Issuer and the Guarantors, with respect to offers and sales outside the United States, that:

            (i)    such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Issuer or the Parent that would permit a public offering of the Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

            (ii)   such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense; and

            (iii)  the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act,

        8.     Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each of the Issuer and the Guarantors agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of counsel and accountants to the Issuer and the Guarantors in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the costs and charges of the Trustee and any transfer agent, registrar or depositary, and (vi) all other costs and expenses incident to the performance of the obligations of the Issuer and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution," and the last paragraph of Section 11 below, the Initial Purchasers will pay all costs of the preparation, issuance and delivery of the Securities and expenses, including fees and disbursements of their counsel. Each of the Issuer and the Guarantors agrees to pay the costs and expenses of the Issuer and the

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Guarantors relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Parent, travel and lodging expenses of the representatives and officers of the Parent and any such consultants, and the proportionate share of the cost of any aircraft chartered in connection with the road show.

        9.     Indemnity and Contribution.

          (a)   The Issuer and the Guarantors agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Issuer or the Parent shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser and its expected actions in connection with the offering contemplated by the Memorandum that is furnished to the Issuer or Parent in writing by such Initial Purchaser through you expressly for use therein; provided, that with respect to any such untrue statement in or omission from the Preliminary Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Final Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Memorandum was corrected in the Final Memorandum unless, in either case, such failure to deliver the Final Memorandum was a result of non-compliance by the Issuer or the Guarantors with the provisions of Section 6(a) hereof.

          (b)   Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuer and the Guarantors, their affiliates, directors and officers, and each person, if any, who controls the Issuer and the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Issuer or the Parent shall have furnished any amendments or supplements thereto in accordance with the provisions of Section 6(b)), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Initial Purchaser and its expected actions in connection with the offering contemplated by the Memorandum that is furnished to the Issuer or Parent in writing by such Initial Purchaser through you expressly for use in either Memorandum or any amendments or supplements thereto.

          (c)   In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the "indemnified party") shall promptly notify the person against whom such

10

  indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain one counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 9(a), and by the Issuer and the Guarantors, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (unless such requested reimbursement is disputed in good faith). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d)   To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Issuer and Guarantors and the total discounts and commissions received by the Initial Purchasers in respect thereof, bear to

11

  the aggregate offering price of the Securities. The relative fault of the Issuer and Guarantors on the one hand and of the Initial Purchasers on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and Guarantors or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

          (e)   The Issuer, the Guarantors and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f)    The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Issuer and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Issuer and the Guarantors, its officers or directors or any person controlling the Issuer and the Guarantors and (iii) acceptance of and payment for any of the Securities.

        10.   Termination. This Agreement shall be subject to termination by notice given by you to the Issuer and the Guarantors, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Toronto Stock Exchange, the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Issuer or Guarantors shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iv) a material disruption in the securities settlement, payment or clearance services in the United States shall have occurred or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(iv), such events singly or together with any other such event, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Final Memorandum.

        11.   Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

12

        If on the Closing Date, any one of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such nondefaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Issuer for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any nondefaulting Initial Purchaser or of the Issuer and the Guarantors. In any such case either you or the Issuer shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

        If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Issuer and the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuer and the Guarantors shall be unable to perform its obligations under this Agreement, the Issuer and the Guarantors will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

        12.   Notices. All notices and other communications under this Agreement shall be in writing and mailed, delivered or sent by facsimile transmission to: if sent to the Initial Purchasers to each of: J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Investment Grade Syndicate Desk, facsimile number 212-834-6081, and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, attention: Michael Fusco and if sent to the issuer, to Molson Coors Brewing Company, 1225 17th Street, Suite 1875, Denver, Colorado 80202, attention: Samuel D. Walker, Chief Legal Officer, facsimile number (303) 277-7373.

        13.   Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        14.   Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        15.   Appointment of Authorized Agent. By execution and delivery of this Agreement, the Issuer acknowledges that it has, by separate written instrument, appointed and designated, without power of revocation, Molson Coors Brewing Company, with offices on the date hereof located at 1225 17th Street, Suite 1875, Denver, Colorado 80202, as its authorized agent (the "Authorized Agent") to accept and acknowledge on its behalf service of any and all process which may be served in any claim,

13

counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement or the transactions contemplated hereby brought in any New York State or U.S. federal court located in the Borough of Manhattan, the city of New York, New York. Such service may be made by delivering a copy of such process to the Issuer in care of the Authorized Agent at the address specified above for the Authorized Agent and obtaining a receipt therefor, and the Issuer hereby irrevocably authorizes and directs the Authorized Agent to accept such service on its behalf. The Issuer represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and agrees that service of process in such manner upon the Authorized Agent shall be deemed to the fullest extent permitted by applicable law, in every respect effective service of process upon the Issuer in any claim. The Issuer further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Authorized Agent in full force and effect. Nothing herein contained shall, however, in any manner limit the rights of the Initial Purchasers to serve process in any other manner permitted by applicable law or obtain jurisdiction over the Issuer or bring suits, actions or proceedings against the Issuer in such other jurisdictions, and in such manner as may be permitted by applicable law.

        If the Authorized Agent is consolidated with or merged into another entity incorporated in the United States (a "U.S. Entity"), then the surviving entity shall succeed as, and shall be substituted for, the Authorized Agent. If the Authorized Agent is consolidated with or merged into a subsidiary of Parent that is not a U.S. Entity, is sold or transferred to another Person or is liquidated, then the Issuer shall appoint another U.S. subsidiary of Parent or CT Corporation System as the authorized agent for service of process.

        16.   Judgment Currency. The Issuer hereby covenants and agrees that the following provisions shall apply to conversion under this Agreement.

          (a)   If, for the purposes of obtaining judgment in, or enforcing the judgment of, any court, it becomes necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures J.P. Morgan Securities Inc. could purchase U.S. dollars with such other currency in the city of New York on the business day preceding that on which final judgment is given. The obligations of the Issuer in respect of any sum due from it to any Initial Purchaser shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first Business Day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency.

          (b)   The Issuer and each Guarantor hereby agrees to indemnify the Initial Purchasers and each other indemnified party related to any Initial Purchaser against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement being expressed and paid in the judgment currency and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the city of New York at which the Issuer or such Guarantor on the date of payment of judgment or order is able to purchase U.S. dollars with the amount of the judgment currency actually paid by the Issuer or such Guarantor. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

        17.   Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

14

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MOLSON COORS CAPITAL FINANCE ULC
By:	/s/ ANNITA M. MENOGAN Name: Annita M. Menogan Title: Secretary
MOLSON COORS BREWING COMPANY
By:	/s/ ANNITA M. MENOGAN Name: Annita M. Menogan Title: Vice President
COORS BREWING COMPANY
By:	/s/ ANNITA M. MENOGAN Name: Annita M. Menogan Title: Secretary
COORS DISTRIBUTING COMPANY
By:	/s/ ANNITA M. MENOGAN Name: Annita M. Menogan Title: Secretary
COORS INTERNATIONAL MARKET DEVELOPMENT, L.L.L.P.
By:	COORS GLOBAL PROPERTIES, INC. Title: General Partner
By:	/s/ PATTI L. ZENK Name: Patti L. Zenk Title: President
COORS GLOBAL PROPERTIES, INC.
By:	/s/ PATTI L. ZENK Name: Patti L. Zenk Title: President

S-1

COORS WORLDWIDE, INC.
By:	/s/ ANNITA M. MENOGAN Name: Annita M. Menogan Title: Secretary
COORS INTERCONTINENTAL, INC.
By:	/s/ ANNITA M. MENOGAN Name: Annita M. Menogan Title: Secretary
COORS BREWING COMPANY INTERNATIONAL INC.
By:	/s/ ANNITA M. MENOGAN Name: Annita M. Menogan Title: Secretary
Accepted as of the date hereof
Acting severally on behalf of itself and the several Initial Purchasers named in Schedule I hereto
J. P. MORGAN SECURITIES INC.
By:	/s/ ROBERT BOTTAMEDI Name: Robert Bottamedi Title: Vice President
MORGAN STANLEY & CO. INCORPORATED
By:	/s/ MICHAEL FUSCO Name: Michael Fusco Title: Executive Director

S-2

Schedule I

Initial Purchaser	Principal Amount of Securities To Be Purchased
J.P. Morgan Securities Inc	$73,500,000
Morgan Stanley & Co. Incorporated	$58,500,000
Harris Nesbitt Corp.	$36,000,000
TD Securities (USA) LLC	$15,000,000
Wachovia Capital Markets, LLC	$112,500,000
Deutsche Bank Securities Inc.	$4,500,000

Total	$300,000,000

Schedule II

Guarantors

Molson Coors Brewing Company (Parent)

Coors Brewing Company

Coors Distributing Company

Coors International Market Development, L.L.L.P.

Coors Worldwide, Inc.

Coors Global Properties, Inc.

Coors Intercontinental, Inc.

Coors Brewing Company International, Inc.

EXHIBIT A
TO
PURCHASE AGREEMENT

FORM OF OPINION OF
KIRKLAND & ELLIS LLP

        Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

        1.     The Securities and the Guarantees conform in all material respects to the description thereof contained in the Final Memorandum. Assuming due authorization, execution and delivery (except to the extent that delivery is governed by the laws of the State of New York) of the Indenture, the Securities and the Guarantees by all parties thereto, when the Securities are issued by the Issuer, duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, (i) the Securities and the Guarantees will constitute valid and binding obligations of the Issuer and the Guarantors, respectively, and will be enforceable against the Issuer and the Guarantors, respectively, in accordance with their terms and (ii) the Securities will constitute "Securities" under the terms of the Indenture.

        2.     The Parent has duly authorized, executed and delivered the Transaction Documents (as defined below).

        3.     Assuming due authorization, execution and delivery (except to the extent that delivery is governed by the laws of the State of New York) of the Indenture, the Exchange Securities and the Exchange Guarantees by all parties thereto (other than the Parent), when the Exchange Securities are issued by the Issuer, duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and the Exchange Securities and the Exchange Guarantees are delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, (i) the Exchange Securities and the Exchange Guarantees will constitute valid and binding obligations of the Issuer and the Guarantors, respectively, and will be enforceable against the Issuer and the Guarantors, respectively, in accordance with their terms and (ii) the Exchange Securities will constitute "Securities" under the terms of the Indenture.

        4.     Assuming due authorization, execution and delivery (except to the extent that delivery is governed by the laws of the State of New York) by all parties thereto (other than the Parent), the Indenture and the Registration Rights Agreement constitute valid and binding obligations of the Issuer and the Guarantors and are enforceable in accordance with their terms (provided that we give no opinion on any limitation on the enforceability of the Registration Rights Agreement arising from the indemnification and contribution provisions contained therein).

        5.     To the extent delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities by the Issuer in the State of New York is governed by the laws of the State of New York ("New York law"), the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities have been delivered by the Issuer.

        6.     The information in the Offering Memorandum under the headings "Description of the Notes", "Exchange Offer and Registration Rights", "Transfer Restrictions" and "Material United States Federal Tax Consequences" to the extent that they summarize laws, governmental rules or regulations or documents is correct in all material respects.

        7.     Each of the Securities, Guarantees, Purchase Agreement, Indenture and Registration Rights Agreement (the "Transaction Documents") conform in all material respects to the description thereof in the Offering Memorandum.

        8.     Neither the Issuer nor any of the Guarantors is an "investment company" as defined in the Investment Company Act of 1940.

        9.     Assuming the accuracy of the representations, warranties and agreements of the Issuer and the Guarantors and of the Initial Purchasers contained in the Purchase Agreement, it is not necessary in connection with (1) the offer, sale and delivery of the Securities to the several Initial Purchasers pursuant to the Purchase Agreement or (ii) the resales of the Securities by the several Initial Purchasers in the manner contemplated by in the Final Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939.

        10.   The execution and delivery of the Purchase Agreement, the Registration Rights Agreement and the Indenture by the Issuer and the Guarantors and the Issuer's sale of the Securities to you in accordance with the Purchase Agreement do not and the issuance of the Exchange Securities in the manner contemplated by the Registration Rights Agreement and the Indenture and performance by the Issuer and the Guarantors of their respective covenants in the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Guarantees will not (i) constitute a violation by the Issuer or any Guarantor of any applicable provision of any law, statute or regulation (except that we express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the Purchase Agreement or Registration Rights Agreement would be permitted) or (ii) breach, or result in a default under, any existing obligation of the Issuer or any Guarantor under any of the agreements flied as exhibits to the 10-K or the 8-K (provided that we express no opinion as to compliance with any financial test or cross-default provision in any such agreement).

        11.   To our knowledge, the Issuer and the Guarantors are not required to obtain any consent, approval, authorization or order of any governmental agency for the sale of the Securities and Guarantees being issued and sold by them under the Purchase Agreement and the Indenture, except for any such consent, approval authorization or order which may be required under the so-called "Blue Sky" or securities laws of any state (as to which we express no opinion or advice) and as required in connection with obligations under securities laws governing their obligations under the Registration Rights Agreement.

        12.   The Parent is in good standing under the Delaware General Corporation Law.

*********

        The purpose of our professional engagement was not to establish factual matters, and preparation of the Final Memorandum involved many determinations of a wholly or partially nonlegal character. We make no representation that we have independently verified the accuracy, completeness or fairness of the Offering Memorandum or that the actions taken in connection with the preparation of the Offering Memorandum (including the actions described in the next paragraph) were sufficient to cause the Offering Memorandum to be accurate, complete or fair. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Offering Memorandum, except to the extent otherwise explicitly indicated in numbered paragraph 4 above.

        We can however confirm that we have participated in conferences with representatives of the Issuer and the Guarantors, representatives of the Initial Purchasers, counsel for the Initial Purchasers and representatives of the independent accountants for the Issuer and its subsidiaries during which disclosures in the Offering Memorandum and related matters were discussed. We were not retained by the Issuer to prepare the periodic or current reports or other materials incorporated by reference in the Offering Memorandum and our knowledge regarding matters of fact described in or omitted from these materials is limited.

        Based upon our participation in the conferences identified in the preceding paragraph, our understanding of applicable law and the experience we have gained in our practice thereunder and relying as to materiality to a large extent upon the opinions and statements of officers of the Issuer and

2

the Parent, we can, however, advise you that nothing has come to our attention that has caused us to conclude that the Final Memorandum, including the periodic or current reports incorporated by reference therein, at the date it bears or on the date of this letter contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3

EXHIBIT B
TO
PURCHASE AGREEMENT

FORM OF OPINION OF
IN-HOUSE COUNSEL
OF PARENT

        Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this letter,(1) I advise you, and with respect to each legal issue addressed in this letter, it is my opinion, that:

        (1)   To be provided at a later date, consistent with the Kirkland & Ellis draft.

        1.     The Parent is a corporation validly existing and in good standing under the laws of the State of Delaware and to the best of our knowledge, each of the Issuer and Parent is qualified to do business and is in good standing in each jurisdiction in which the conduct of its business, or its ownership or leasing of Principal Properties, requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

        2.     Each of the Subsidiary Guarantors has the corporate power and authority to own and lease its properties and to conduct its business as described in the Final Memorandum.

        3.     The Subsidiary Guarantors have full right, power and authority to execute and deliver each of the Securities, Guarantees, Purchase Agreement, Indenture and Registration Rights Agreement (the "Transaction Documents") and to perform their respective obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

        4.     Each of the Subsidiary Guarantors is a corporation validly existing and in good standing under the laws of the State of Colorado. Each Subsidiary Guarantor is organized, validly existing and in good standing (to the extent that such concept is applicable) under the laws of the jurisdiction of its organization. Each Subsidiary Guarantor is qualified to do business and is in good standing (to the extent that such concept is applicable) in each jurisdiction in which the conduct of its business, or its ownership or leasing of Principal Properties, requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

        5.     All of the issued shares of capital stock of each Subsidiary Guarantor which is a corporation, and all of the partnership interests of each Subsidiary Guarantor which is a limited liability limited partnership, have been validly authorized and issued. All of the issued shares of capital stock of each Subsidiary Guarantor which is a corporation are fully paid and nonassessable and are owned, directly or indirectly, by Parent free of any adverse claim. The term "adverse claim" as used in this opinion has the meaning given such term in Article 8 of the Uniform Commercial Code and does not include (i) any claim which arises through you or any person claiming through you and (ii) any adverse interest which would not be extinguished upon the purchase of the shares by a person who qualifies as a "bona fide purchaser" or "protected purchaser" under §8-303 of the Uniform Commercial Code. I advise you that I have no actual knowledge of the existence of any interest of the kind specified in clause (ii) of the preceding sentence.

        6.     The Purchase Agreement has been duly authorized, executed and delivered by each of the Subsidiary Guarantors.

        7.     Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Subsidiary Guarantors.

        8.     The Guarantees have been duly authorized, executed and delivered by each Subsidiary Guarantor.

        9.     The Exchange Securities have been duly authorized by the Subsidiary Guarantors.

        10.   The execution and delivery by each of the Issuer, Parent and each of the Subsidiary Guarantors of the Indenture, the Purchase Agreement, the Registration Rights Agreement, the Securities and the Guarantees, and the performance by each of the Issuer, Parent and each of the Subsidiary Guarantors, respectively, of its obligations under the Indenture, the Purchase Agreement, the Registration Rights Agreement, the Securities and the Guarantees will not (i) in the case of the Subsidiary Guarantors, violate its Certificate of Incorporation or Bylaws or (ii) constitute a violation by the Parent and Subsidiary Guarantors of any applicable provision of any law, statute or regulation or (iii) breach, or result in a default under, any of the existing obligations under any agreements or other instrument binding upon the Issuer, the Guarantors or any of their subsidiaries that is material to the Issuer, the Guarantor or any of their subsidiaries, taken as a whole, or to my knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer, the Guarantors or any subsidiary and specifically naming the Issuer, the Guarantors or such subsidiary; provided, I give no opinion on any limitation on the enforceability of the Registration Rights Agreement arising from the indemnification and contribution provisions contained therein.

        11.   No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required under the Federal laws of the United States and the laws of the State of Colorado for the performance by the Issuer and the Guarantors of their obligations under this Agreement, the Indenture, the Registration Rights Agreement, or the Securities, except as have been obtained or made and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Issuer's and the Guarantors' obligations under the Registration Rights Agreement.

        12.   To the best of my knowledge, (A) there are not any pending or threatened governmental proceedings before any court or governmental agency or authority or any arbitrator to which the Issuer, the Guarantors or any of their subsidiaries is a party or to which any of the properties of the Issuer, the Guarantors or any of their subsidiaries is subject of a character required to be disclosed in the Memorandum which is not adequately disclosed as required, and (B) there is no statute, regulation, contract, indenture, mortgage, loan agreement, note, lease or other document of a character required to be described in the prospectus and registration statement required to be filed pursuant to the Registration Rights Agreement which is not described in the Offering Memorandum as would be so required.

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EXHIBIT C
TO
PURCHASE AGREEMENT

FORM OF OPINION OF
STEWART MCKELVEY STIRLING SCALES
NOVA SCOTIA COUNSEL TO ISSUER

        Subject to the assumptions, qualifications and limitations which are identified in this letter, we are of the opinion that:

        1.     The Issuer is an unlimited company duly incorporated and validly existing under the laws of the Province of Nova Scotia and the Issuer is qualified to do business and is in good standing as to the filing of annual returns and payment of annual fees in the Province of Nova Scotia.

        2.     The Issuer has the corporate power and capacity to own and lease its properties and to conduct its business, in each case, as described in the Final Memorandum.

        3.     The Issuer has the corporate power and capacity to execute and deliver each of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Exchange Securities (the "Transaction Documents"), and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

        4.     All of the issued shares of capital stock of the Issuer as disclosed in the register of shareholders have been validly authorized and issued.

        5.     The Purchase Agreement has been duly authorized, executed and, to the extent delivery is governed by the laws of the Province of Nova Scotia and the federal laws of Canada applicable therein ("Nova Scotia law"), delivered by the Issuer.

        6.     The Indenture has been duly authorized, executed and, to the extent delivery is governed by Nova Scotia law, delivered by the Issuer.

        7.     The Securities have been duly authorized, executed and, to the extent delivery is governed by Nova Scotia law, delivered by the Issuer.

        8.     The Registration Rights Agreement has been duly authorized, executed and, to the extent delivery is governed by Nova Scotia law, delivered by the Issuer.

        9.     The Exchange Securities have been duly authorized by the Issuer.

        10.   The execution and delivery by the Issuer of the Transaction Documents, and the performance by the Issuer of its obligations thereunder will not (i) violate its memorandum of association or articles of association being the constating documents of the Issuer or (ii) constitute a violation by it of any applicable provision of Nova Scotia law.

        11.   No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required under Nova Scotia law for the performance by the Issuer of its obligations under the Transaction Documents provided that we provide no opinion as to the securities law of the Province of Nova Scotia.

        12.   No registration, filing or recording of the Indenture under Nova Scotia law is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities or the Exchange Securities issued thereunder.

        13.   No sales tax imposed under the laws of the Province of Nova Scotia will be collectible by any Initial Purchaser in respect of the payment or crediting of any commission or fee as contemplated by the Purchase Agreement to any Initial Purchaser.

        14.   No stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of the Province of Nova Scotia in connection with the creation, issuance, sale or delivery to the Initial Purchasers of the Securities or the authorization, execution, delivery and performance of the Purchase Agreement, the Indenture or the resale of Securities by an Initial Purchaser.

        15.   A court of competent jurisdiction in the Province of Nova Scotia (a "Nova Scotia Court") would give effect, as set out in paragraph 17 below, to the choice of the law of the State of New York ("New York law") as the proper law governing each of the Transaction Documents, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy (as such term is understood under Nova Scotia law "Public Policy"). Based solely on our review of the Transaction Documents and without any knowledge of New York law, we have no reason to believe that a Nova Scotia Court would refuse to give effect to the choice of New York law as the proper law governing the enforcement of each of the Transaction Documents on the ground that such choice of law is not bona fide or that such choice of law is contrary to Public Policy.

        16.   In determining whether to enforce a final, conclusive and subsisting judgment in personam of any federal or state court in the State of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a Nova Scotia Court would recognize the effective appointment under New York law of Molson Coors Brewing Company by the Issuer as its agent to receive service of process in the United States of America in the proceedings before the New York Court under each of the Transaction Documents and the effective submission under New York law to the non-exclusive jurisdiction of a New York Court under each of the Transaction Documents.

        17.   If any of the Transaction Documents is sought to be enforced in the Province of Nova Scotia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a Nova Scotia Court would, subject to paragraph 15 above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law to issues which under conflict of law rules of Nova Scotia law are dealt with in accordance with the proper or governing law of any of the Transaction Documents, provided that none of the provisions of any such Transaction Documents or of applicable New York law is contrary to Public Policy; provided, however, that, in matters of procedure, the Nova Scotia law will be applied and a Nova Scotia Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere. Based solely on our review of the Transaction Documents and without any knowledge of New York law, we know of no reason under the Nova Scotia law for declining to apply New York law to any of the Transaction Documents based on Public Policy.

        18.   Nova Scotia law permits an action to be brought in a Nova Scotia Court on any final, conclusive and enforceable judgment in personam of a New York Court against the Issuer in connection with any action arising out of or relating to the enforcement of any of the Transaction Documents that is subsisting and unsatisfied and is not impeachable as void or voidable under New York law for a sum certain if: (a) the New York Court rendering such judgment had jurisdiction over the judgment debtor as recognized by the Nova Scotia Court (and effective submission to the non-exclusive jurisdiction of the New York Court by the Issuer pursuant to any such Transaction Document will be sufficient for such purpose); (b) such judgment was not obtained by fraud or in a manner contrary to natural justice or in contravention of the fundamental principles of procedure and the decision and the enforcement thereof would not be inconsistent with Public Policy; (c) such judgment is not contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to therein; (d) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue (including taxation), expropriatory or penal laws; (e) the action to enforce such judgment is commenced within the applicable limitation period under Nova Scotia law;

2

and (f) a dispute between the same parties based on the same subject matter has not given rise to a decision rendered by the Nova Scotia Court or been decided by a foreign authority and the decision meets the necessary conditions for recognition under Nova Scotia law. Absent concerns respecting the procedures followed in the matter giving rise to the New York judgment or concerns respecting New York law applied in providing such judgment, we would not foresee a Nova Scotia court, on the grounds of Public Policy, refusing to enforce a final and conclusive judgment in personam of a New York Court for a definite sum of money with respect to a matter under any of the Transaction Documents where a substantially similar judgment would have been granted by the Nova Scotia court had such matter been within the jurisdiction of the Nova Scotia court and properly come before it. We have no knowledge of New York law or New York procedure but are not aware of any general Public Policy concerns with respect thereto having been raised by any Nova Scotia court.

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EXHIBIT D
TO
PURCHASE AGREEMENT

FORM OF OPINION OF
OSLER, HOSKIN & HARCOURT LLP
CANADIAN COUNSEL TO ISSUER

        Subject to the assumptions, qualifications and limitations which are identified in this letter, we are of the opinion that:

        1.     The statements contained in the Final Memorandum under the caption "Certain Income Tax Considerations—Certain Material Canadian Federal Income Tax Considerations" insofar as such statements constitute a summary of the Canadian tax laws referred to therein, are accurate and fairly summarize in all material respects the Canadian tax laws referred to therein.

        2.     No withholding tax imposed under the federal laws of Canada will be payable in respect of the payment or crediting by the Issuer of any commission or fee as contemplated by the Purchase Agreement to an Initial Purchaser that is not resident in Canada for the purposes of the Income Tax Act (Canada) (a "Non-Resident Initial Purchaser") or any interest or deemed interest on the resale of Securities by a Non-Resident Initial Purchaser to persons not resident in Canada, provided that such Initial Purchaser deals at arm's length with the Issuer, that any such commission or fee is payable in respect of services rendered by such Initial Purchaser outside of Canada that are performed by such Initial Purchaser in the ordinary course of business carried on by it that includes the performance of such services for a fee, and that any such commission or fee is reasonable under the circumstances.

        3.     No withholding tax imposed under the laws of the Province of Quebec will be payable in respect of the payment or crediting of any commission or fee as contemplated by the Purchase Agreement to an Initial Purchaser that is not resident in Canada for the purposes of the Taxation Act (Quebec) (a "Non-Resident Initial Purchaser (QTA)") or any interest or deemed interest on the resale of Securities by a Non-Resident Initial Purchaser (QTA) provided that any such commission or fee is payable in respect of services rendered by such Initial Purchaser outside of Canada that are performed by such Initial Purchaser in the ordinary course of business carried on by it that includes the performance of such services for a fee.

        4.     No goods and services tax imposed under the federal laws of Canada will be collectible by any Non-Resident Initial Purchaser in respect of the payment or crediting of any commission or fee as contemplated by the Purchase Agreement to any Non-Resident Initial Purchaser.

        5.     No sales tax imposed under the laws of the Province of Quebec will be collectible by any Non-Resident Initial Purchaser (QTA) in respect of the payment or crediting of any commission or fee as contemplated by the Purchase Agreement to any Non-Resident Initial Purchaser (QTA).

        6.     No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada in connection with the creation, issuance, sale or delivery to the Initial Purchasers of the Securities or the authorization, execution, delivery and performance of the Purchase Agreement, the Indenture or the resale of Securities by an Initial Purchaser.

        7.     No stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of the Province of Quebec in connection with the creation, issuance, sale or delivery to the Initial Purchasers of the Securities or the authorization, execution, delivery and performance of the Purchase Agreement, the Indenture or the resale of Securities by an Initial Purchaser.

EXHIBIT E
TO
PURCHASE AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is made and entered into September     , 2005, among Molson Coors Capital Finance ULC, a Nova Scotia unlimited liability company (the "Issuer"), Molson Coors Brewing Company, a Colorado corporation (the "Parent"), the Subsidiary Guarantors named in the Purchase Agreement (together with the Parent, the "Guarantors"), and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Representatives"), as representatives of the several initial purchasers named in the Purchase Agreement (the "Initial Purchasers").

        This Agreement is made pursuant to the Purchase Agreement dated September 15, 2005 among the Issuer, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Issuer to the Initial Purchasers of an aggregate of $300,000,000 principal amount of the 4.85% Senior Notes due 2010 (the "Securities") to be issued by the Issuer which will be guaranteed on a senior unsecured basis by each of the Guarantors. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

        1.     Definitions.

        As used in this Agreement, the following capitalized defined terms shall have the following meanings:

        "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

        "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        "Additional Interest" shall have the meaning assigned to it in Section 19(e).

        "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York or Montreal, Quebec are authorized or required by law or executive order to remain closed.

        "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

        "Effectiveness Deadline" shall have the meaning set forth in Section 19(a) hereof.

        "Exchange Offer" shall mean the exchange offer by the Issuer and the Parent of Exchange Securities for Registrable Securities pursuant to Section 19(a) hereof.

        "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 19(a) hereof.

        "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

        "Exchange Securities" shall mean securities issued by the Issuer and guaranteed by the Guarantors under the Indenture containing terms identical to, and representing the same continuing indebtedness as, the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from September 22, 2005 and (ii) the

Exchange Securities will not contain restrictions on transfer or bear a restrictive legend) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

        "Guarantors" shall have the meaning set forth in the preamble and shall also include any Guarantor's successors.

        "Holder" shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 21 and 22 of this Agreement, the term "Holder" shall include Participating Broker-Dealers.

        "Indenture" shall mean the Indenture relating to the Securities dated as of September     , 2005, among the Issuer, the Guarantors and The Canada Trust Company and TD Banknorth, National Association, as co-trustees, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

        "Initial Purchasers" shall have the meaning set forth in the preamble to this Agreement.

        "Issuer" shall have the meaning set forth in the preamble and shall also include the Issuer's successors.

        "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuer, the Parent or any of their "affiliates" (as such term is defined in Rule 144 under the 1933 Act) (other than the Initial Purchasers, it being understood and agreed that none of the Initial Purchasers nor any of their respective subsidiaries, parents or affiliates shall be deemed affiliates of the Issuer or the Parent for purposes of this definition, and other than subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Issuer and the Guarantors shall issue any additional Securities under the Indenture prior to the consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained. In cases where this Agreement shall permit or require any action or determination to be made by, for example, a majority in principal amount of Registrable Securities being sold or included in a Shelf Registration or offering or affected by an amendment, the procedures specified in the proviso to the foregoing sentence shall be applied.

        "Participating Broker-Dealer" shall have the meaning specified in Section 21(a) of this Agreement.

        "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization or other entity, or a government or agency or political subdivision thereof.

        "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated or deemed to be incorporated by reference therein.

        "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

        "Registrable Securities" shall mean the Securities; provided, however, that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) when such Securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iii) when such Securities shall have ceased to be outstanding.

        "Registration Expenses" shall mean all expenses incident to performance of or compliance by the Issuer and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuer and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Representatives or, if the Representatives elect not to select such counsel, by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent registered public accounting firm of the Issuer and the Parent and its subsidiaries and of any other Person or business whose financial statements are included or incorporated or deemed to be incorporated by reference in a Registration Statement, including the expenses of any special audits or "cold comfort" or similar letters required by or incident to such performance and compliance. Notwithstanding the foregoing, Holders shall be responsible for fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clauses (ii) and (vii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

        "Registration Statement" shall mean any registration statement of the Parent that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

        "Representatives" shall have the meaning set forth in the preamble to this Agreement.

        "SEC" shall mean the Securities and Exchange Commission.

        "Securities" shall have the meaning set forth in the preamble to this Agreement.

        "Shelf Registration" shall mean a registration effected pursuant to Section 19(b) hereof.

        "Shelf Registration Statement" shall mean a "shelf" registration statement of the Parent pursuant to the provisions of Section 19(b) of this Agreement which covers all or a portion of the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

        "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

        "Underwriter" shall have the meaning set forth in the last paragraph of Section 20 of this Agreement.

        "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter or Underwriters for reoffering to the public.

        "Voluntary Suspension Notice" shall have the meaning set forth in Section 19(b) hereof.

        2.     Registration Under the 1933 Act.

          (a)   To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Parent shall (A) use its reasonable best efforts to prepare and, as soon as practicable but not later than 120 days following the Closing Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Registrable Securities, of a like principal amount of Exchange Securities, (B) use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act not later than 180 days of the Closing Date (the "Effectiveness Deadline"), (C) use its reasonable best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) use its reasonable best efforts to cause the Exchange Offer to be consummated as promptly as practicable, but in any case not later than the date that is 40 Business Days after the Effectiveness Deadline. The Parent shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

            (i)    that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered and not withdrawn will be accepted for exchange if permitted under applicable law;

            (ii)   the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the "Exchange Dates");

            (iii)  that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not thereafter be entitled to receive any Additional Interest or be entitled to any registration rights under this Agreement;

            (iv)  that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with other documents specified in the Prospectus, if any, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the exchange offer Prospectus or the accompanying documents prior to the time the Exchange Offer terminates (which shall not be earlier than 5:00 p.m., New York City time) on the last Exchange Date; and

            (v)   that Holders will be entitled to withdraw their election, not later than the time the Exchange Offer terminates (which shall not be earlier than 5:00 p.m., New York City time) on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the exchange offer Prospectus or the accompanying documents a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

        As soon as reasonably practicable after the last Exchange Date, the Parent shall:

            (i)    accept for exchange all Registrable Securities or portions thereof validly tendered and not withdrawn pursuant to the Exchange Offer; and

            (ii)   deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuer or the Parent and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of, and representing the same continuing indebtedness as, the Registrable Securities surrendered by such Holder.

        The Parent and the Issuer shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Issuer or the Parent shall inform the Representatives of the names and addresses of the Holders to whom the Exchange Offer is made, and the Representatives shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

        Each Holder participating in the Exchange Offer shall be required to represent to the Issuer or the Parent that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder has no arrangement or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the 1933 Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the 1933 Act, of the Parent, the Issuer or any Guarantor or, if it is such affiliate, such Holder will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities within the meaning of the 1933 Act and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities in exchange for Securities that were acquired for its own account as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

          (b)   In the event that (i) the Parent determines that the Exchange Offer Registration provided for in Section 19(a) above is not available or the Exchange Offer may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is for any other reason not consummated within 40 Business Days following the Effectiveness Deadline, (iii) any Initial Purchaser shall so request in connection with any offer or sale of Registrable Securities or (iv) the Exchange Offer has been completed and the Representatives have determined, based upon the opinion of legal counsel, that a Registration Statement must be filed or a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities, the Parent and the Issuer shall use their reasonable best efforts to cause to be filed as soon as reasonably practicable after such determination, date or date that notice of such determination by the Representatives is given to the Issuer or the Parent, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and to use their reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as reasonably practicable. In the event the Parent and the Issuer are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iv) of the preceding sentence, the Parent and the Issuer shall use their reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 19(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Parent and the Issuer agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective and to keep the related Prospectus current until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule 144A) under the 1933 Act with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or shall have been sold to the public pursuant to Rule 144(k) (or similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding; provided, however, that if there is a possible acquisition or business combination or other transaction, business development or event involving the Parent that would require disclosure in the Shelf Registration Statement or the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus and the Parent determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Parent and its stockholders or obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement or the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus would be impracticable, the Parent shall give the Holders notice (a "Voluntary Suspension Notice") to suspend use of the Prospectus relating to the Shelf Registration Statement, and the Holders hereby agree to suspend use of such Prospectus until the Parent has amended or supplemented such Prospectus or has notified the Holders that use of the then current Prospectus may be resumed as provided in the penultimate paragraph of Section 20. In the case of any Voluntary Suspension Notice, the Parent shall not be required to disclose in such notice the possible acquisition or business combination or other transaction, business development or event as a result of which such notice shall have been given if the Parent determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential and, while such Voluntary Suspension Notice is in effect, the Parent shall not be required to amend or supplement the Shelf Registration Statement, the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus to reflect such possible acquisition or business combination or other transaction, business development or event, but shall use its reasonable best efforts to maintain the effectiveness of such Shelf Registration Statement. Upon the abandonment, consummation, termination or public announcement or other public disclosure of the possible acquisition or business combination or other transaction, or if the applicable business development or event shall cease to exist or shall be publicly disclosed, then the Parent shall promptly comply with this Section 19(b) and Sections 20(b), 20(e)(iv) (if applicable), 20(i) (if applicable) and the penultimate paragraph in Section 20 hereof and notify the Holders that disposition of Registrable Securities may resume; provided that, if Section 20(i) shall require an amendment or supplement to the Shelf Registration Statement or the related Prospectus, then such resumption shall not occur until the Parent shall have delivered copies of the supplemented or amended Prospectus contemplated by Section 20(i) to the applicable Holders. Anything herein to the contrary notwithstanding, the right of the Parent to suspend use of the Prospectus pursuant to this paragraph shall be subject to the limitation set forth in the last sentence of the penultimate paragraph of Section 20. The Parent further agrees to supplement or amend the Shelf Registration Statement and/or the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Parent for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and/or the related Prospectus to become usable as soon as thereafter reasonably practicable, subject to the right of the Parent, on the terms and subject to the conditions described elsewhere in this Section 19(b), to suspend its obligation to amend or supplement the Shelf Registration Statement and/or the related Prospectus by giving a Voluntary Suspension Notice. The Parent agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c)   The Issuer and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 19(a) and Section 19(b) including, but not limited to, the fees and expenses of one counsel to be selected by the Representatives or, if the Representatives elect not to select such counsel, by the Majority Holders and which counsel may also be counsel for the Initial Purchasers. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          (d)   An Exchange Offer Registration Statement pursuant to Section 19(a) hereof or a Shelf Registration Statement pursuant to Section 19(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

          (e)   Additional cash interest (the "Additional Interest") shall be payable by the Issuer and the Guarantors in respect of the Securities as follows:

            (i)    If an Exchange Offer Registration Statement or Shelf Registration Statement is not filed within 120 days following the Closing Date, then commencing on and including the 121st day after the Closing Date, in addition to the interest otherwise payable on the Securities, Additional Interest will accrue and be payable on the Securities at the rate of 0.25% per annum; and

            (ii)   If an Exchange Offer Registration Statement or Shelf Registration Statement is not declared effective within 180 days following the Closing Date, then commencing on and including the 181st day after the Closing Date, in addition to the interest otherwise payable on the Securities, Additional Interest will accrue and be payable on the Securities at the rate of 0.25% per annum; and

            (iii)  If either (A) the Parent has not exchanged Exchange Securities for all Securities validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the date that is 40 Business Days after the Effectiveness Deadline, or (B) if applicable, the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the holding period referred to in Rule 144(k) under the 1933 Act or, if earlier, such time as all of the Registrable Securities covered by the Shelf Registration Statement have been disposed of pursuant to such Shelf Registration Statement or sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding, then, in addition to the interest otherwise payable on the Securities, Additional Interest will accrue and be payable on the Securities at the rate of 0.25% per annum from and including (x) the day (whether or not a Business Day) immediately succeeding the 40th Business Day after the Effectiveness Deadline, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective, in the case of (B) above;

provided, however, that the Additional Interest rate on the Securities may in no event exceed 0.25% per annum; and provided, further, that (1) upon the filing of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (in the case of (ii) above), or (3) upon the exchange of Exchange Securities for all Registrable Securities validly tendered and not withdrawn in the Exchange Offer or upon the effectiveness of the Shelf Registration Statement that had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) under the 1933 Act or, if earlier, such time as all of the Registrable Securities covered by the Shelf Registration Statement have been disposed of pursuant to such Shelf Registration Statement or sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding (in the case of (iii) above), Additional Interest on the Securities as a result of such clause (i), (ii) or (iii), respectively, shall cease to accrue.

        Any amount of Additional Interest due pursuant to clauses (i), (ii) or (iii) of the preceding paragraph will be payable in cash and will be payable on the same dates on which interest is otherwise payable on the Securities and to the same Persons who are entitled to receive those payments of interest on the Securities. The amount of Additional Interest payable for any period will be determined by multiplying the Additional Interest rate, which will be 0.25% per annum, by the principal amount of the Securities and then multiplying the product by a fraction, the numerator of which is the number of days that the Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months) and the denominator of which is 360.

          (f)    Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuer and the Guarantors acknowledge that any failure by the Parent to comply with its obligations under Section 19(a) and Section 19(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Issuer's and the Guarantors' obligations under Section 19(a) and Section 19(b) hereof, provided that, without limiting the ability of any Initial Purchaser or any Holder to specifically enforce such obligations, in the case of any terms of this Agreement for which Additional Interest pursuant to Section 19(e) is expressly provided as a remedy for a violation of such terms, such Additional Interest shall be the sole monetary damages for such a violation.

        3.     Registration Procedures.

        In connection with the obligations of the Issuer and the Guarantors with respect to the Registration Statements pursuant to Section 19(a) and Section 19(b) hereof, the Parent shall as expeditiously as reasonably practicable:

          (a)   prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Parent and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 19 hereof;

          (b)   prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and, subject to the Parent's rights to suspend the use of the Prospectus relating to the Shelf Registration Statement pursuant to Section 19(b) of this Agreement on the terms and subject to the conditions set forth in such Section 19(b), cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act if required by such Rule and to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

          (c)   in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Parent consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriter in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (d)   use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Parent shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 20(d), (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

          (e)   in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or as a result of which the Shelf Registration Statement or the related Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading (but subject to the right of the Parent, under the circumstances set forth in Section 19(b) of this Agreement, not to disclose the nature of such event) and (v) of any determination by the Parent that a post-effective amendment to a Registration Statement would be appropriate;

          (f)    use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as reasonably possible and provide notice as promptly as practicable to each Holder of the withdrawal of any such order;

          (g)   in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h)   in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

          (i)    in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 20(e)(iv) hereof but subject to the Parent's right to suspend the use of the related Prospectus pursuant to Section 19(b) on the terms and subject to the conditions set forth in such Section 19(b), use its reasonable best efforts to prepare and file promptly with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Parent agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Parent has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j)    within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Representatives and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel), and the Parent shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus, of which the Representatives and counsel to the Initial Purchasers (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Representatives or counsel to the Initial Purchasers (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object;

          (k)   obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

          (l)    cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (m)  in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, attorneys designated by the Holders and reasonably acceptable to the Parent and attorneys designated by the Underwriters and reasonably acceptable to the Parent and in a manner that is reasonable and customary for shelf offerings by companies regularly filing reports under the 1934 Act, all material financial and other pertinent records and documents of the Parent, the Issuer and the Guarantors, cause the appropriate officers of the Parent, the Issuer and the Guarantors to make themselves reasonably available for "due diligence" conferences of the nature customary in connection with shelf offerings by companies regularly filing reports under the 1934 Act, and cause the officers, directors and employees of the Parent, the Issuer and the Guarantors to supply all material information reasonably requested by any such representative of the Holders, Initial Purchaser, attorney or accountant in connection with a Shelf Registration Statement;

          (n)   use its reasonable best efforts to cause the Exchange Securities or Registrable Securities, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

          (o)   in the case of a Shelf Registration, use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Issuer or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

          (p)   if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Parent has received notification of the matters to be incorporated in such filing; and

          (q)   in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Parent and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Parent (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriters of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent registered public accounting firm of the Parent (and, if necessary, any other independent registered public accounting firm of any of their subsidiaries, or of any Person or business acquired by the Parent for which financial statements and financial data are or are required to be included in the Registration Statement or in the documents incorporated or deemed to be incorporated therein) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings to evidence the continued validity of the representations and warranties of the Parent made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

        In the case of a Shelf Registration Statement, the Issuer and the Parent may require each Holder of Registrable Securities to furnish to the Issuer or the Parent such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Issuer or the Parent may from time to time reasonably request in writing and the Parent may exclude from such Shelf Registration Statement the Securities of any Holders that refuse to comply with such request.

        In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Issuer or the Parent of the happening of any event of the kind described in Section 20(e)(iii) or 20(e)(iv) hereof or upon receipt of any Voluntary Suspension Notice pursuant to Section 19(b) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until either (x) such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 20(i) hereof or (y) solely in the case of a Voluntary Suspension Notice, the Parent shall have notified such Holder that disposition of Registrable Securities may be resumed using the then current Prospectus, and, if so directed by the Parent in the case of clause (x), such Holder will deliver to the Issuer or the Parent (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Parent shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Parent shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or the Holders shall have received notice that disposition of Registrable Securities may be resumed using the then current Prospectus as the case may be. Anything herein to the contrary notwithstanding, the Parent will not be entitled to require Holders to discontinue the sale or other disposition of Registrable Securities pursuant to a Shelf Registration Statement or to suspend the use of the related Prospectus for more than 90 days in any period of 12 consecutive months and provided further that the Parent may only exercise such right twice in any 12 consecutive month period.

        The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering.

        4.     Participation of Broker-Dealers in Exchange Offer.

          (a)   The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

        The Parent understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

          (b)   In light of the above, notwithstanding the other provisions of this Agreement, the Issuer and the Parent agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Representatives or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 21(a) above; provided that:

            (i)    the Parent shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 20(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 20 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Parent to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 21; and

            (ii)   the application of the Shelf Registration procedures set forth in Section 20 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Parent by the Representatives or with the reasonable request in writing to the Parent by one or more broker-dealers who certify to the Representatives and the Parent in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 20 to an Exchange Offer Registration, the Parent shall be obligated (x) to deal only with one of two entities representing the Participating Broker-Dealers, which shall be J.P. Morgan Securities Inc. or Morgan Stanley & Co. Incorporated unless either entity elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" or similar letter relating to the Parent (plus only one, if any, "cold comfort" or similar letter with respect to any other Person or businesses whose financial statements are included or incorporated or deemed to be incorporated by reference in the Exchange Offer Registration Statement) with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

          (c)   The Representatives shall have no liability to the Issuer and the Guarantors or any Holder with respect to any request that it may make pursuant to Section 21(b) above.

        5.     Indemnification and Contribution.

          (a)   The Issuer and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers, each Holder and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation but subject to Section 22(c) below, any legal or other expenses reasonably incurred by any Initial Purchaser, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated or deemed to be incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Parent shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any Holder furnished to the Parent in writing through J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated or any selling Holder, respectively, expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary Prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the Person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Holder or Participating Broker-Dealer, if a copy of the final Prospectus relating to a Shelf Registration Statement (as then amended or supplemented if the Parent shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or Participating Broker-Dealer, as the case may be, to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Securities to such Person, and if such final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Parent with Section 19(b), 20(e) or 20(i) or the penultimate paragraph of Section 20 hereof, or unless such defect shall have been cured by a document incorporated or deemed to be incorporated by reference in the final Prospectus. In connection with any Underwritten Offering permitted by Section 20, the Issuer and the Guarantors will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls any such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

          (b)   Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantors, the Initial Purchasers and the other selling Holders, and each of their respective affiliates, directors and officers and each Person, if any, who controls the Issuer or the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Issuer and the Guarantors to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Issuer or the Parent in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (c)   In case any suit, action, proceeding (including any governmental investigation), claim or demand shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing, the Indemnifying Party, upon request of the Indemnified Party, shall retain one counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all Persons, if any, who control any Initial Purchasers within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Parent, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Parent within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated in writing by the Issuer and the Guarantors. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested that an Indemnifying Party reimburse the Indemnified Party for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Party of such request and (ii) the Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement (unless such fees are being disputed in good faith). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

          (d)   If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 22 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Parties, on the one hand, and the Indemnified Party or Parties, on the other hand, from the offering of the Securities or the Exchange Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Indemnifying Party or Parties on the one hand and of the Indemnified Party or Parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Parent or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 22(d) are several in proportion to the respective principal amount of Registrable Securities of such Holders that were registered pursuant to a Registration Statement, and not joint.

          (e)   The Issuer, the Guarantors and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 22 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 22, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 22 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

          (f)    The indemnity and contribution provisions contained in this Section 22 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any of the Initial Purchasers or any Holder, or by or on behalf of the Issuer or the Guarantors, its officers or directors or any Person controlling the Issuer or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

        6.     Miscellaneous.

          (a)   No Inconsistent Agreements. The Issuer and the Guarantors have not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's and the Guarantors' other issued and outstanding securities under any such agreements.

          (b)   Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer and the Parent have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 22 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 23(b) shall be by a writing executed by each of the parties hereto

          (c)   Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuer or the Parent by means of a notice given in accordance with the provisions of this Section 23(c), which address initially is, with respect to the Initial Purchasers, c/o J.P. Morgan Securities, Inc., 270 Park Avenue, New York, New York 10017, Attention: Investment Grade Syndicate Desk, facsimile number 212-834-6081 and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Michael Fusco; (ii) if to the Issuer or Parent, initially at the Issuer's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 23(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 23(c).

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (d)   Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Representatives and the Initial Purchasers (in their respective capacities as Representatives and Initial Purchasers) shall have no liability or obligation to the Issuer and the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

          (e)   Purchases and Sales of Securities. The Issuer and the Guarantors shall not, and shall use their best efforts to cause their affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Securities.

          (f)    Third Party Beneficiary. The Holders and the Initial Purchasers shall be third party beneficiaries to the agreements made hereunder between the Issuer and the Guarantors, on the one hand, and the Representatives, on the other hand, and each of them shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders or Initial Purchasers, respectively hereunder.

          (g)   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)   Appointment of Authorized Agent. By execution and delivery of this Agreement, the Issuer acknowledges that it has, by separate written instrument, appointed and designated, without power of revocation, Molson Coors Brewing Company, with offices on the date hereof located at 1225 17th Street, Suite 1875, Denver, Colorado 80202, as its authorized agent (the "Authorized Agent") to accept and acknowledge on its behalf service of any and all process which may be served in any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement or the transactions contemplated hereby brought in any New York State or U.S. federal court located in the Borough of Manhattan, The City of New York. Such service may be made by delivering a copy of such process to the Issuer in care of the Authorized Agent at the address specified above for the Authorized Agent and obtaining a receipt therefor, and the Issuer hereby irrevocably authorizes and directs the Authorized Agent to accept such service on its behalf. The Issuer represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and agrees that service of process in such manner upon the

  Authorized Agent shall be deemed to the fullest extent permitted by applicable law, in every respect effective service of process upon the Issuer in any claim. The Issuer further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Authorized Agent in full force and effect. Nothing herein contained shall, however, in any manner limit the rights of the Initial Purchasers to serve process in any other manner permitted by applicable law or obtain jurisdiction over the Issuer or bring suits, actions or proceedings against the Issuer in such other jurisdictions, and in such manner as may be permitted by applicable law.

  If the Authorized Agent is consolidated with or merged into another entity incorporated in the United States (a "U.S. Entity"), then the surviving entity shall succeed as, and shall be substituted for, the Authorized Agent. If the Authorized Agent is consolidated with or merged into a subsidiary of Parent that is not a U.S. Entity, is sold or transferred to another Person or is liquidated, then the Issuer shall appoint another U.S. subsidiary of Parent or CT Corporation System as the authorized agent for service of process.

          (i)    Judgment Currency. The Issuer hereby covenants and agrees that the following provisions shall apply to conversion of currency in the case of this Agreement.

            (i)    If, for the purposes of obtaining judgment in, or enforcing the judgment of, any court, it becomes necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures a national bank selected by the Parent could purchase U.S. dollars with such other currency in The City of New York on the Business Day preceding that on which final judgment is given. The obligations of the Issuer in respect of any sum due from it to any Initial Purchaser shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first Business Day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency.

            (ii)   The Issuer and each Guarantor hereby agrees to indemnify the Initial Purchasers, each Holder and each other Indemnified Party against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in the judgment currency and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Issuer or such Guarantor on the date of payment of judgment or order is able to purchase U.S. dollars with the amount of the judgment currency actually paid by the Issuer or such Guarantor. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

          (j)    Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

          (k)   Governing Law. This Agreement shall be governed by the laws of the State of New York.

          (l)    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. The Issuer, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

          (m)  Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MOLSON COORS CAPITAL FINANCE ULC
By:	Name: Title:
MOLSON COORS BREWING COMPANY
By:	Name: Title:
COORS BREWING COMPANY
By:	Name: Title:
COORS DISTRIBUTING COMPANY
By:	Name: Title:
COORS INTERNATIONAL MARKET DEVELOPMENT, L.L.L.P.
By:	COORS GLOBAL PROPERTIES, INC. Title: General Partner
By:	Name: Title:
COORS GLOBAL PROPERTIES, INC.
By:	Name: Title:

COORS WORLDWIDE, INC.
By:	Name: Title:
COORS INTERCONTINENTAL, INC.
By:	Name: Title:
COORS BREWING COMPANY INTERNATIONAL INC.
By:	Name: Title:
Accepted as of the date hereof
Acting severally on behalf of itself and the several Initial Purchasers named in the Purchase Agreement
J. P. MORGAN SECURITIES INC.
By:	Name: Title:
MORGAN STANLEY & CO. INCORPORATED
By:	Name: Title:

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U.S. PURCHASE AGREEMENT